UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

NRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1201 Orange Street, Suite 600 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

(484)254-6134
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered

Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 12, 2025, NRx Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) reporting the completion of its acquisition of Dura Medical, LLC, a Florida limited liability company (“Dura Medical”). This Amendment No. 1 to the Current Report on Form 8-K/A being filed to amend the Original Filing to provide the financial statements of Dura Medical required by Item 9.01(a) and the pro forma financial statements of the Company required by Item 9.01(b). Except as set forth herein, no modifications have been made to information contained in the Original Filing, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited financial statements of Dura Medical as of and for the fiscal year ended December 31, 2024, and the notes related thereto, are filed as Exhibit 99.1 of the Company’s Current Report on Form 8-K, and are incorporated by reference into this Item 9.01(a).

The unaudited financial statements of Dura Medical as of June 30, 2025 and for the six months ended June 30, 2025, and the notes related thereto, are filed as Exhibit 99.2 of the Company’s Current Report on Form 8-K and are incorporated by reference into this Item 9.01(a).

(b)	Pro forma financial information.

The unaudited pro forma combined balance sheet as of June 30, 2025 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2025 and for the fiscal year ended December 31, 2024, and the notes related thereto, are filed as Exhibit 99.3 of the Company’s Current Report on Form 8-K and are incorporated by reference into this Item 9.01(b).

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Weinberg & Company, P.A. (Dura Medical 2024)
99.1	Audited financial statements of Dura Medical, LLC as of December 31, 2024 and for the year ended December 31, 2024, and the notes related thereto
99.2	Unaudited financial statements of Dura Medical, LLC as of June 30, 2025 and for the six months ended June 30, 2025, and the notes related thereto
99.3	Unaudited Pro Forma Combined Financial Statements.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NRx Pharmaceuticals, Inc.

Date: November 21, 2025	By:	/s/ Jonathan Javitt
	Name:	Jonathan Javitt
	Its:	Interim Chief Executive Officer